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                                                                    EXHIBIT 99.8



                           CONSENT AND ACKNOWLEDGMENT


         CENTRAL ORIGINATING LEASE TRUST, a Delaware statutory business trust ("COLT"), pursuant to the Secured Note Trust Sale and Servicing Agreement, dated as of the date hereof (the "Trust Sale and Servicing Agreement"), between General Motors Acceptance Corporation ("GMAC"), as Servicer (the "Servicer"), Capital Auto Receivables, Inc., as Seller (the "Seller") and Capital Auto
Receivables Asset Trust 20   -SN[1] (the "Trust") and the other Basic Documents,
hereby consents and acknowledges to each of the Servicer, the Seller, the Trust
and                         , as the Indenture Trustee (the "Indenture Trustee")
under the Indenture as set forth below. Capitalized terms not defined herein shall have the meanings set forth in the Trust Sale and Servicing Agreement.

         1. COLT acknowledges and agrees that, as of the date hereof, GMAC is selling, transferring and assigning to the Seller, the Seller is selling, transferring and assigning to the Trust and the Trust is pledging to the Indenture Trustee and granting a security interest in, all right, title and interest into and under the secured notes listed on the Schedule of Secured Notes and the other Collateral set forth in the Indenture. COLT acknowledges and agrees that the Indenture Trustee, on behalf of the Noteholders of the Trust, shall have a first priority security interest in the Secured Notes and the other Collateral and that COLT shall take any and all actions, and shall execute such documents and make such filings, as shall be deemed necessary or appropriate by the Indenture Trustee to perfect, and maintain perfection of, such first priority security interest.

         2. Until the Secured Notes and other Collateral are released from the lien of the Indenture, COLT shall maintain the Secured Notes in electronic form only and shall only deliver possession and control of the Secured Notes in definitive form to and upon the direction of the Indenture Trustee, or to a custodian as the Indenture Trustee shall direct. If for any reason GMAC, the Servicer or any other Person obtains possession of the Secured Notes in definitive form, COLT acknowledges and agrees that such Person shall hold the Secured Notes solely as custodian for, and under the control of, the Indenture Trustee, on behalf of the Noteholders of the Trust.

         3. COLT hereby instructs GMAC, as Servicer under the Trust Sale and Servicing Agreement, to reflect the sale and assignment of the Secured Notes to the Trust and the security interest granted therein by the Trust to the Indenture Trustee on the books and records of COLT.

DATED:           , 20      CENTRAL ORIGINATING LEASE TRUST
      -----------    --

                           By:  BANKERS TRUST (DELAWARE), not in its
                                individual capacity but solely as owner trustee

                           By:
                              --------------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------



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ACKNOWLEDGED            CAPITAL AUTO RECEIVABLES ASSET
AND AGREED TO:          TRUST 20    -SN[1]
                                ----
                        By:                                                    ,
                           ----------------------------------------------------
                           not in its individual capacity but solely as Owner Trustee on behalf of the Trust


                             By:
                                -----------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                        GENERAL MOTORS ACCEPTANCE
                        CORPORATION, AS THE SERVICER


                        By:
                           ----------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                        CAPITAL AUTO RECEIVABLES, INC., AS THE
                        SELLER


                        By:
                           ----------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                        [NAME OF BANK],
                        not in its individual capacity but solely as Indenture Trustee


                        By:
                           ----------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------





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